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                                                                   Exhibit 10.44

                                                                       EXHIBIT C






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                          REGISTRATION RIGHTS AGREEMENT

                                     BETWEEN

                               I-STAT CORPORATION

                                       AND

                               ABBOTT LABORATORIES



                                   DATED AS OF


                             _________________, 1998



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                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made as of ________ __, 1998 by and between i-STAT Corporation, a Delaware corporation (the "Company"), and Abbott Laboratories, an Illinois corporation ("Purchaser").

                                    RECITALS

         WHEREAS, the Company and Purchaser are parties to a certain Stock Purchase Agreement dated as of August 3, 1998 (the "Purchase Agreement"), pursuant to which, among other things, Purchaser is acquiring as of the date hereof and may acquire in the future certain shares (the "Shares") of the Company's Common Stock, par value $.15 per share; and

         WHEREAS, the Company is granting to Purchaser certain demand and piggyback registration rights in connection with Purchaser's purchase of the Shares pursuant to the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Affiliate" shall mean, with respect to any person, each of such person's officers, directors, employees and agents, and each other person controlling such person within the meaning of the Securities Act.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "HP Registrable Securities" shall mean "Registrable Securities" as such term is defined in the HP Registration Agreement.

         "HP Registration Agreement" shall mean that certain Registration Rights Agreement, dated as of June 23, 1995, between Hewlett-Packard Company and the Company.

         "Register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Securities" shall mean the Shares and any shares of Common Stock of the

Company issued or issuable in respect of the Shares upon any stock split, stock dividend, recapitalization, or similar event and held by Purchaser until such time as (i) a registration statement covering such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement, or (ii) such securities may be sold pursuant to Rule 144 (or any successor or similar rule) under the Securities Act, or (iii) such securities have been transferred and may be sold by the transferee without registration under the Securities Act, after which such securities shall no longer be Registrable Securities.

         "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such compliance (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered by Purchaser and all fees and disbursements of counsel for Purchaser.

2. Requested Registration.

         a. Request for Registration. In case the Company shall receive from Purchaser a written request that the Company effect any registration with respect to any of the Registrable Securities, the Company shall, as soon as practicable, use all commercially reasonable efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) on Form S-3 or, if Form S-3 is not available, then on Form S-1 (or any successor forms of registration statements to such Forms S-3 or S-1 or other available registration statements) and as would permit or facilitate the sale and distribution of the Registrable Securities for which registration is requested. The registration statement filed pursuant to the request of Purchaser under this Section 2(a) may include securities of the Company held by officers or directors of the Company or others who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company shall have no absolute right to include securities for its own account in any such registration.

         b. Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement to effect any such registration pursuant to this
Section 2:

                  i. unless the amount of Registrable Securities for which registration is requested is at least 1,000,000 shares (as adjusted for any stock split, stock dividend, recapitalization or similar event) and the fair market value of such securities (which shall be equal to the Average Market Price, as such term is defined in the Purchase Agreement, multiplied by the number of such securities) is at least $15,000,000; provided, however, that if the total number of Registrable Securities held by Purchaser (but not a transferee of Purchaser) is less than 1,000,000 shares (as adjusted to give effect to any stock split, reverse stock split, stock dividend, recapitalization or any similar event or transaction) or the fair market value of such shares is less than $15,000,000, then Purchaser (but not a transferee of Purchaser) may request registration under this Section 2 as to all but not less than all of such Registrable Securities as may then be held by Purchaser; or

                  ii. during the twelve (12) month period beginning on the closing date of any registration of the Company's Common Stock, provided that the securities offered under such registration have been sold; or

                  iii. if the holders of the HP Registrable Securities have requested pursuant to Section 2 of the HP Registration Agreement that the Company file a registration statement for an underwritten public offering of the Company's securities at any time within 180 days prior to the request from Purchaser under Section 2(a) hereof.

         c. Underwriting. If the offering of securities made under this Section 2 is underwritten, the Company (together with Purchaser) shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in such registration to the extent required by such limitation. Purchaser acknowledges and agrees that, if any holder of the HP Registrable Securities has requested, pursuant to Section 3 of the HP Registration Agreement, that securities of the Company held by such holder be included in such registration, the securities sought to be registered by all such holders of the HP Registrable Securities may not be reduced to less than 30% of the total value of the securities to be distributed through such registration. If the managing underwriter has not limited the number of Registrable Securities to be included in such registration, the Company may include securities for its own account or for the account of others in such registration if the number of Registrable Securities to be included in such registration will not thereby be limited.

3. Company Registration.

         a. Notice of Registration. If at any time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective registration rights, other than (i) a registration relating solely to employee benefit plans on Form S-8 (or similar successor form), or (ii) a registration on Form S- 4 (or similar successor form) relating solely to a Commission Rule 145 transaction, the Company will:
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                  i. promptly give Purchaser written notice thereof; and

                  ii. use all commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities specified in a written request to the Company made within 15 Business Days (as such term is defined in the Purchase Agreement) after receipt of such written notice by Purchaser.

         b. Underwriting. If the registration of securities pursuant to this
Section 3 is underwritten, the Company shall so advise Purchaser as a part of the written notice given under Section 3(a). In such event, Purchaser's right to registration pursuant to this Section 3 shall be conditioned upon Purchaser's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be subject to the limitations provided herein. The Company (together with Purchaser) shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise the holders of securities who have requested to include their securities in such registration, and the number of shares to be included in such registration shall be reduced by such minimum number of shares as is necessary to comply with such limitation, as follows:

                  i. if the registration was initiated for the account of any holder of HP Registrable Securities pursuant to Section 2 of the HP Registration Agreement, the number of shares reduced shall be (A) first, any shares sought to be registered by the Company for its own account, (B) second, if further reductions are required, any shares sought to be registered by other holders (including Purchaser) who have requested to include their securities in such registration, pro rata among such holders based on the number of shares requested to be included in such registration, and (C) third, if still further reductions are required, any HP Registrable Securities;

                  ii. if the registration was initiated for the account of any security holder or holders other than Purchaser or any holder of HP Registrable Securities (the "Initiating Holders"), the number of shares reduced shall be (A) first, any shares sought to be registered by the Company for its own account, (B) second, if further reductions are required, any shares sought to be registered by holders of securities other than the Initiating Holders who have requested to include their securities in such registration, pro rata based on the number of shares requested to be included in such registration (provided that if any holder of HP Registrable Securities has requested, pursuant to Section 3 of the HP Registration Agreement, that HP Registrable Securities be included in such registration, the HP Registrable Securities sought to be so included may not be reduced to less than 30% of the total value of the securities to be distributed through such registration), and (C) third, if still further reductions are required, any securities sought to be registered by the Initiating Holders.

                  iii. if the registration was initiated by the Company for its own account, the
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         number of shares reduced shall be (A) first, any shares sought to be registered by holders of securities who have requested to include their securities in such registration, pro rata based on the number of shares requested to be included in such registration (provided that if any holder of the HP Registrable Securities has requested, pursuant to
         Section 3 of the HP Registration Agreement, that HP Registrable Securities be included in such registration, the HP Registrable Securities sought to be so included may not be reduced to less than 30% of the total value of the securities to be distributed through such registration) and (B) second, if further reductions are required, shares sought to be registered by the Company for its own account.

4. Black Out. In the event the Company determines to register securities pursuant to an underwritten public offering or in connection with a strategic transaction, (i) the Company, if advised by its underwriters, shall notify Purchaser and request that Purchaser refrain from selling any Registrable Securities, and Purchaser shall refrain from selling any Registrable Securities, and (ii) the Company shall not be obligated to file a registration statement or effect any registration, qualification or compliance of Registrable Securities under Section 2 for a period of 180 days from the date of such notice (the "Black Out Period"). During any such Black Out Period, Purchaser shall still be entitled to register shares pursuant to Section 3 of this Agreement. Notwithstanding the foregoing, (i) the Company shall not be entitled to declare a Black Out Period prior to twelve months from the end of a previous Black Out Period, and (ii) the Black Out Period shall end immediately upon the consummation of the underwritten public offering or strategic transaction or the Company's decision no longer to pursue such offering or transaction.

5. Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to Sections 2 and 3 shall be borne by the Company. All Selling Expenses relating to the Registrable Securities which are registered shall be borne by Purchaser. Notwithstanding the foregoing, after the Company has effected two registrations pursuant to Section 2, and such registrations have been declared or ordered effective and the securities offered have been sold, Purchaser shall bear all Registration Expenses and Selling Expenses incurred in connection with any subsequent registration pursuant to Section 2.

6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep Purchaser advised in writing, if Purchaser is participating in such registration, as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

         a. prepare and file with the Commission a registration statement with respect to such securities and use all commercially reasonable efforts to cause such registration statement to become and remain effective for at least 60 days or until the distribution described in the registration statement has been completed, whichever first occurs;

         b. furnish to Purchaser, if Purchaser is participating in such registration, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Purchaser may reasonably request, including correspondence with the Commission and any exchanges on which Registrable Securities are
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listed; and

         c. notify Purchaser, if Purchaser is participating in such registration, of any updates or amendments to the prospectus and furnish to Purchaser any such updated and/or amended prospectuses.

7. Indemnification.

         a. The Company will indemnify Purchaser and each of its Affiliates with respect to any registration, qualification or compliance which has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Securities Act (the "Underwriters"), against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation commenced or threatened arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any state securities law, or any rule or regulation promulgated thereunder, applicable to the Company in connection with any such registration, and the Company will reimburse Purchaser, such Affiliates and the Underwriters for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, claim, loss, damage or liability arises out of or is based on any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by Purchaser specifically for use therein.

         b. Purchaser will, if Registrable Securities are included in a registration being effected, indemnify the Company and each of its Affiliates and the Underwriters, if any, of the Company's securities covered by such a registration against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation commenced or threatened arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by Purchaser of the Securities Act or any state securities law, or any rule or regulation promulgated thereunder, applicable in connection with any such registration, and Purchaser will reimburse the Company, such Affiliates and the Underwriters for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent that such untrue statement or omission, or alleged untrue statement or omission, is made in such registration statement, prospectus, offering circular or other document incident to any such registration in reliance upon and in conformity with written information furnished to the Company by Purchaser specifically for use therein. Notwithstanding the foregoing, the liability of Purchaser under this subsection (b) shall be limited in an amount equal to the public offering price of the Shares sold by Purchaser, unless such liability arises out of or is based on willful misconduct by Purchaser.

         c. Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party shall have the option to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld); and provided, further, that the Indemnified Party may participate in such defense at such party's own expense. The failure of an Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. The Indemnifying Party shall not assume such defense for matters as to which there is a conflict of interest or separate and different defenses. In the event of a conflict of interest or separate or different defenses, as determined in the reasonable opinion of counsel to the Indemnified Party, the Indemnifying Party will pay the reasonable legal fees and expenses of one counsel to the Indemnified Party. No claim may be settled without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

8. Information from Purchaser. Purchaser shall furnish to the Company such information regarding Registrable Securities being included in any registration and the distribution proposed by Purchaser as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement.

9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

         a. make and keep public information available, as those terms are understood and defined in Rule 144 (or any successor or similar rule) promulgated by the Securities and Exchange Commission under the Securities Act;

         b. file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         c. so long as Purchaser owns any Registrable Securities, promptly furnish to
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Purchaser upon request (i) a statement by the Company as to its compliance with the reporting requirements of Rule 144 (or any successor or similar rule), the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and such other publicly filed reports and documents of the Company, and (iii) such other information in the possession of the Company as Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing Purchaser to sell any Shares without registration.

10. Transfer of Registration Rights. The rights to cause the Company to register securities granted to Purchaser under Sections 2 and 3 (and any other associated rights or benefits described herein in connection with the right to register securities) may be transferred or assigned in connection with any transfer or assignment of Registrable Securities by Purchaser, other than in a sale under Rule 144 (or any successor or similar rule) or a registration effected pursuant to Sections 2 or 3 of this Agreement, provided that the transferee or assignee agrees, in a writing reasonably satisfactory to the Company, to be bound by the provisions hereof.

11. Amendment. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in particular instance and either retroactively or prospectively) only with the written consent of both parties.

12. Termination of Registration Rights. The rights granted to Purchaser pursuant to this Agreement shall terminate at such time as Purchaser can sell all of its remaining Registrable Securities within a single three-month period pursuant to Rule 144 under the Securities Act (or any successor or similar rule).

13. Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of New York without regard to its conflict of laws principles. The parties hereto agree that any disputes which may arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder shall be resolved in accordance with the ADR provisions contained in
Exhibit I to the Stock Purchase Agreement.

14. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

15. Notices and Dates. Any notice and other communication given under this Agreement shall be in writing and delivered by hand, by messenger or by courier, or transmitted by facsimile, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other in accordance with the provisions hereof):

                  if to the Company, to:

                           i-STAT Corporation
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                           303A College Road East
                           Princeton, NJ 08540
                           Attention: Chief Financial Officer
                           Facsimile: (609) 243-0507

                  with a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           1055 Washington Boulevard
                           Stamford, CT 06901
                           Attention: Esteban A. Ferrer, Esq.
                           Facsimile: (203) 359-3031

                  if to Purchaser, to:

                           Abbott Laboratories
                           100 Abbott Park Road
                           Dept. 9RK; Bldg. AP6C
                           Abbott Park, IL 60064
                           Attention: Director, Technology Acquisitions,
                                        Diagnostics Division
                           Facsimile: (847) 937-6951

                  with a copy to:

                           Abbott Laboratories
                           100 Abbott Park Road
                           Dept. 322; Bldg. AP6D
                           Abbott Park, IL 60064
                           Attention: Divisional Vice President,
                                        Domestic Legal Operations
                           Facsimile: (847) 938-1206


                  Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered, if delivered personally, by messenger or by courier, or upon confirmation of receipt if sent by facsimile.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

17. Further Assurances. The parties hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request from time to time in order to carry out the intent and purposes of this Agreement and the consummation of the transactions contemplated thereby. Neither the Company nor Purchaser shall voluntarily undertake any course of action inconsistent with satisfaction of the requirements applicable to them set forth in this Agreement, and each shall promptly do all such acts and take all such measures as may be appropriate to enable them to perform as early as practicable the obligations herein and therein required to be performed by them.

18. Severability. If any provision of this Agreement is determined to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties. In any event, all other provisions shall be deemed valid and enforceable to the greatest possible extent.

18. Interpretation. When a reference is made in this Agreement to Sections, such references shall be to a Section to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." Use of any gender herein to refer to any person shall be deemed to comprehend masculine, feminine, and neuter unless the context clearly requires otherwise.

19. Mutual Drafting. This Agreement is the joint product of Purchaser and the Company, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of Purchaser and the Company and their respective legal counsel and advisers and any rule of construction that a document shall be interpreted or construed against the drafting party shall not be applicable.

         IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

                               i-STAT CORPORATION



                               By:_____________________________________________
                                  Name:
                                  Title:


                               ABBOTT LABORATORIES



                               By:_____________________________________________
                                  Name:
                                  Title: